UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2016

Vistana Signature Experiences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55548	47-4235905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Starwood Hotels & Resorts Worldwide, Inc. One StarPoint, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 29, 2016, Starwood Hotels & Resorts Worldwide, Inc. and Interval Leisure Group, Inc. issued a joint press release, a copy of which is attached as Exhibit 99.1 and which is incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

10.1        Press Release of Starwood Hotels & Resorts Worldwide, Inc. and Interval Leisure Group, Inc., dated April 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vistana Signature Experiences, Inc.

By:	/s/ Stephen G. Williams
	Name:	Stephen G. Williams
	Title:	Senior Vice President, Chief Operating Officer

Date: April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Starwood Hotels & Resorts Worldwide, Inc. and Interval Leisure Group, Inc., dated April 29, 2016.